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                                                                   EXHIBIT 10.44

                                 AMENDMENT NO. 6

                       SERVICE CORPORATION INTERNATIONAL

                          EMPLOYEE STOCK PURCHASE PLAN


         This Amendment is executed by Service Corporation International (the "Company") effective as of July 31, 2001.


                                   WITNESSETH

         WHEREAS, the Company executed the Service Corporation International Stock Purchase Plan on August 22, 1979, Amendment No. 1 thereto on June 5, 1981, Amendment No. 2 thereto on October 19, 1988, Amendment No. 3 thereto on June 19, 1990, Amendment No. 4 thereto on December 21, 1993, and Amendment No. 5 thereto on January 1, 2000 (as amended, the "Plan"), which continues in force and effect, and is made a part hereof by reference; and

         WHEREAS, Merrill Lynch, Pierce, Fenner & Smith will no longer administer the Plan for those Employees of a Canadian Employing Company, and the Company has arranged for Fastrak Systems, Inc., a corporation organized under the laws of Ontario ("Fastrak"), to serve as the Plan's administrator for those Employees of a Canadian Employing Company;

         WHEREAS, Merrill Lynch, Pierce, Fenner & Smith will continue as the administrator under the Plan for those Employees of a U.S. Employing Company;

         NOW, THEREFORE, in consideration of the premises, the Company hereby amends the Plan in the following respect:

         1. Section 1.1 is hereby amended and restated as follows:

         "1.11 Merrill Lynch/Fastrak: Merrill Lynch, Pierce, Fenner & Smith Incorporated and Fastrak Systems Inc., the companies through which the Plan is administered as herein provided. Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as Plan administrator for those Employees of a U.S. Employing Company. Fastrak Systems Inc. serves as Plan administrator for those Employees of a Canadian Employing Company. References to Merrill Lynch/Fastrak shall be applied as the context requires."

         2. All references in the Plan to "Merrill Lynch" are hereby amended to state "Merrill Lynch/Fastrak."

         3. Section 9 of the Plan is hereby amended to include the following new
Subsection:

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         "9.10 In the event of any conflict between the provisions of this Plan and the provisions of the Administration Agreement by and between the Company and Fastrak Systems, Inc., the provisions of the Administration Agreement will control with respect to accounts administered by Fastrak Systems, Inc."

         IN WITNESS WHEREOF, the Company has executed this Amendment to the Plan effective as of July 31, 2001.


                                    SERVICE CORPORATION INTERNATIONAL


                                    By: /s/ JAMES M. SHELGER
                                        -----------------------------

                                    Title:  SENIOR VICE PRESIDENT